                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.
                                     10549




                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported) December 28, 1995


                          D&N Financial Corporation
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




          Delaware                     O-17137                     38-2790646
--------------------------------------------------------------------------------
(State or Other Juris-                (Commission                    (I.R.S.
 diction of Incorporation)            File Number)               Identification)



                  400 Quincy Street, Hancock, Michigan 49930
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)


Registrant's Telephone Number, including Area Code   (906) 482-2700
                                                   -----------------------------

ITEM 5.  Other Events

     As previously announced, D & N Financial Corporation (the "Registrant"), D & N Bank and Macomb Federal Savings Bank ("Macomb") entered into an Agreement and Plan of Reorganization dated as of November 8, 1995.

     Filed herewith as exhibits are the following periodic reports filed by Macomb with the Office of Thrift Supervision pursuant to the Securities Exchange Act of 1934: (1) Macomb's Annual Report of Form 10-K for the year ended June 30, 1995, including those portions thereof incorporated therein by reference to the portions of (a) Macomb's Proxy Statement dated September 25, 1995, used in connection with the annual meeting of stockholders of Macomb held on October 26, 1995, under the captions "Election of Directors" and "Executive Compensation," except for the Performance Graph; and (b) Macomb's 1995 Annual Report to Shareholders under the caption "Management Discussion and Analysis" on pages six through twenty-two, and the financial statements, the notes thereto and the accompanying independent auditor's report on pages 23 through 41 thereof; and (2) Macomb's Quarterly Reports on Form 10-Q for the quarter ended September 30, 1995.


ITEM 7.   Financial Statements and Exhibits

     (a)  Financial Statements of Business to be Acquired

          Independent Auditor's Report.
          Statements of Financial Condition - June 30, 1995 and 1994. Statements of Operations - three years ended June 30, 1995. Statements of Changes in Stockholders' Equity - three years ended June 30, 1995.
          Statements of Cash Flows - three years ended June 30, 1995.
          Notes to Financial Statements.

          The financial statements, listed above, notes thereto and auditor's report appear on pages 23 through 41 of Macomb's 1995 Annual Report to Shareholders (see (99)c.).

     (b)  Not Applicable.

     (c)  Exhibits

     (99) Additional exhibits.

          a. A copy of Macomb's Annual Report on Form 10-K for the year ended June 30, 1995 is filed herewith as an Exhibit.

          b. A copy of Macomb's Quarterly Report on Form 10-Q for the quarter ended September 30, 1995 is filed herewith as an Exhibit.

          c. Macomb's Annual Report to Shareholders for 1995 is incorporated herein as an Exhibit by reference to Exhibit 13 to Macomb's Annual Report on Form 10-K for the year ended June 30, 1995 which is filed herewith as Exhibit (99)a.; provided, however, that such Annual Report to Shareholders, except those portions expressly incorporated by reference in Macomb's Annual Report on Form 10-K (see Exhibit (99)a., above), is furnished for the information of the Commission and is not deemed "filed" as part of this or any other report.

          d. Macomb's Proxy Statement dated September 25, 1995 is incorporated herein as an Exhibit by reference to Exhibit 28 to Macomb's Annual Report on Form 10-K for the year ended June 30, 1995 which is filed herewith as Exhibit (99)a.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, D & N Financial Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  D & N FINANCIAL CORPORATION


                                              /s/ GEORGE J. BUTVILAS
Date:     December 28, 1995                       ---------------------------
                                                  George J. Butvilas
                                                  President and
                                                  Chief Executive Officer

                          D & N FINANCIAL CORPORATION
                                    FORM 8-K


                         _______________________________

                               INDEX OF EXHIBITS



 Exhibit                                                                      Page
 Number                                                                       Number
 -------                                                                      ------
     (99) Additional exhibits.

          a. A copy of Macomb's Annual Report on Form 10-K for the year ended June 30, 1995 is filed herewith as an Exhibit.

          b. A copy of Macomb's Quarterly Report on Form 10-Q for the quarter ended September 30, 1995 is filed herewith as an Exhibit.